Exhibit 99.1 REPURCHASE AGREEMENT REPURCHASE AGREEMENT, dated as of March 21, 2023, between LivePerson, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”), on its own behalf and on behalf of each of the beneficial owners listed on Exhibit A hereto (each, an “Account”) for whom the Holder holds contractual and investment authority (each Account, including the Holder if it is selling Existing Notes in the Repurchase (each, as defined below) on its own behalf, a “Selling Holder”). If there is only one Account or Selling Holder, then each reference thereto in this Repurchase Agreement will be deemed to refer to such Account or Selling Holder, as applicable, in the singular, mutatis mutandis. Notwithstanding anything to the contrary herein, the Holder is acting solely in its capacity as Investment Manager to each Account and makes no representation, warranty or covenant on its own behalf, and each Account is acting severally and not jointly with any other Account for all purposes hereunder. WHEREAS, the Company and each Selling Holder desire to engage in the Repurchase on the terms set forth in this Repurchase Agreement. THEREFORE, the Company, the Holder and each Selling Holder agree as follows. Section 1. Definitions. “Account” has the meaning set forth in the first paragraph of this Repurchase Agreement. “Closing” has the meaning set forth in Section 3(b)(i). “Closing Date” has the meaning set forth in Section 3(b)(i). “Code” means the Internal Revenue Code of 1986, as amended. “Company” has the meaning set forth in the first paragraph of this Repurchase Agreement. “Current SEC Filings” means each of the following documents, in the form they were filed with the SEC and including any amendments thereto filed with the SEC: (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022; (b) those portions of the Company’s 2022 Proxy Statement on Schedule 14A that are incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and (c) the Company’s Current Reports on Form 8-K (excluding any Current Reports or portions thereof that are furnished, and not filed, pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any related exhibits) filed with the SEC after December 31, 2022. “DTC” means The Depository Trust Company. “DWAC” means DTC’s Deposit and Withdrawal at Custodian program. “DWAC Withdrawal” has the meaning set forth in Section 3(b)(iii)(1). “Existing Indenture” means that certain Indenture, dated as of March 4, 2019, between the Company and the Existing Notes Trustee.

2 “Existing Notes” means the Company’s 0.750% Convertible Senior Notes due 2024 issued pursuant to the Existing Indenture. “Existing Notes Trustee” means U.S. Bank National Association, in its capacity as trustee under the Existing Indenture. “Holder” has the meaning set forth in the first paragraph of this Repurchase Agreement. “IRS” means the Internal Revenue Service. “Matthews South” means Matthews South, LLC. “Repurchase” has the meaning set forth in Section 3(a). “Repurchase Consideration” means, with respect to the Existing Notes of any Selling Holder to be repurchased in the Repurchase, cash in an amount equal to the sum of (x) $950 per $1,000 principal amount of Existing Notes, which represents 95% of the principal amount of such Existing Notes; and (y) accrued interest on such Existing Notes from, and including, March 1, 2023 to, but excluding, the Closing Date, calculated in accordance with the Existing Indenture. “SEC” means the Securities and Exchange Commission. “Selling Holder” has the meaning set forth in the first paragraph of this Repurchase Agreement. Section 2. Rules of Construction. For purposes of this Repurchase Agreement: (a) “or” is not exclusive; (b) “including” means “including without limitation”; (c) “will” expresses a command; (d) words in the singular include the plural and in the plural include the singular, unless the context requires otherwise; (e) “herein,” “hereof” and other words of similar import refer to this Repurchase Agreement as a whole and not to any particular Section or other subdivision of this Repurchase Agreement, unless the context requires otherwise; (f) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and (g) the exhibits, schedules and other attachments to this Repurchase Agreement are deemed to form part of this Repurchase Agreement.

3 Section 3. The Repurchase. (a) Generally. Subject to the other terms of this Repurchase Agreement, each of the Holder and each other Selling Holder, if any, agrees to sell (the “Repurchase”), to the Company, the aggregate principal amount of Existing Notes set forth in Exhibit A hereto that it beneficially owns for Repurchase Consideration in kind and amount corresponding to such principal amount of Existing Notes. (b) The Closing. (i) Closing Date and Location. Subject to the satisfaction (or waiver by the applicable parties) of the conditions set forth in Section 6 below, the closing of the Repurchase (the “Closing”) will take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on March 23, 2023 or at such time and place as the Company and the Holder may agree in writing (the “Closing Date”). (ii) Conveyance of Title; Release of Claims. Subject to the other terms and conditions of this Repurchase Agreement, the Holder hereby, for itself and on behalf of each Selling Holder, sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in such portion of the Existing Notes as indicated on Exhibit A hereto, waives any and all other rights with respect to such Existing Notes and the Existing Indenture and releases and discharges the Company from any and all claims, whether now known or unknown, the Holder and any other Selling Holder may now have, or may have in the future, arising out of, or related to, such Existing Notes, including any claims arising from any existing or past defaults under the Existing Indenture, or any claims that the Holder or any Selling Holder is entitled to receive additional, special or default interest with respect to the Existing Notes. Any release or discharge by the Holder or Selling Holder pursuant to this paragraph shall be limited solely to the portion of the Existing Notes indicated on Exhibit A hereto and shall not apply to any Existing Notes or other notes of the Company that the Selling Holders may continue to hold or may hold in the future. (iii) Delivery of Existing Notes and Repurchase Consideration. (1) DWAC Withdrawal. Subject to satisfaction of the applicable conditions precedent specified in this Repurchase Agreement, at or prior to 9:30 a.m., New York City time, on the Closing Date, the Holder agrees to direct the eligible DTC participant through which each Selling Holder holds a beneficial interest in the Existing Notes to submit a DWAC withdrawal instruction (the “DWAC Withdrawal”) to the Existing Notes Trustee for the aggregate principal amount of the Existing Notes to be sold by such Selling Holder pursuant to this Repurchase Agreement. (2) Delivery of Repurchase Consideration. The Repurchase Consideration will not be delivered until a valid DWAC Withdrawal of the Existing Notes has been received and accepted by the Existing Notes Trustee. If the Closing does not occur, then any Existing Notes submitted for DWAC Withdrawal will be returned to the DTC participant that submitted the DWAC Withdrawal instruction in accordance with the procedures of DTC. On the Closing Date, subject to

4 satisfaction of the conditions precedent specified in this Repurchase Agreement, and the prior receipt of a valid DWAC Withdrawal conforming with the aggregate principal amount of the Existing Notes to be sold by each Selling Holder, the Company will pay the applicable Repurchase Consideration to such Selling Holder by wire transfer to the account in the United States of such Selling Holder set forth in Exhibit A to this Repurchase Agreement. (3) Acknowledgment of DWAC Posting Expiration; Delivery Instructions. Each of the Holder and each other Selling Holder, if any, acknowledges that the DWAC Withdrawal must be posted on the Closing Date and that if it is posted before the Closing Date, then it will expire unaccepted and must be resubmitted on the Closing Date. For the convenience of each Selling Holder, attached hereto as Exhibit B is a summary of the delivery instructions that must be followed to settle the Repurchase through DTC. (4) Other Repurchases. Each of the Holder and each other Selling Holder, if any, acknowledges that other investors are participating in similar repurchases, each of which contemplates a DWAC Withdrawal. (5) Delay of Closing. If (A) the Existing Notes Trustee is unable to locate the DWAC Withdrawal in spite of commercially reasonable efforts, or (B) such DWAC Withdrawal does not conform to the Existing Notes to be repurchased in the Repurchase, then the Company will promptly notify the Holder. If, because of the occurrence of an event described in clause (A) or (B) of the preceding sentence, the Repurchase Consideration is not paid on the Closing Date, then such Repurchase Consideration will be paid on the first business day following the Closing Date (or as soon as reasonably practicable thereafter) on which all applicable conditions set forth in clauses (A) or (B) of the first sentence of this paragraph have been cured. (iv) Questions as to Form. All questions as to the form of all documents and the validity and acceptance of the Existing Notes will be determined by the Company, in its reasonable discretion, which determination will be final and binding. Section 4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the selling investors and covenants that: (a) Due Formation, Valid Existence and Good Standing; Power to Perform Obligations. The Company is duly formed, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to execute and deliver, and perform its obligations under, this Repurchase Agreement. (b) Non-Contravention. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Repurchase Agreement, and the consummation of the transactions contemplated by this Repurchase Agreement, will not violate, conflict with or result in a breach of or default under (i) the certificate of incorporation or bylaws

5 of the Company, each as heretofore amended and currently in effect, or (ii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole, or affect the Company’s ability to consummate the Repurchase in any material respect. Authorization, Execution and Delivery of This Repurchase Agreement. This Repurchase Agreement has been duly authorized, executed and delivered by the Company. Bring-Down of Representations and Warranties. Unless the Company notifies each Holder in writing to the contrary at or before the Closing, each representation and warranty of the Company contained in this Repurchase Agreement will be deemed to have been reaffirmed and confirmed as of the Closing. (c) No Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Repurchase Agreement, and the consummation of the transactions contemplated by this Repurchase Agreement, except such as have been obtained or made (or will, at the Closing, have been obtained or made) and except for any filings as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such where failure to be obtained would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole. (d) Accuracy of Current SEC Filings. The Current SEC Filings, taken as a whole, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Section 5. Representations, Warranties and Covenants of the Holder and the Selling Holders. The Holder, solely in its capacity as Investment Manager of each Selling Holder, and each Selling Holder severally and not jointly, represents and warrants to the Company and covenants that: (a) Due Formation, Valid Existence and Good Standing; Authorization, Execution and Delivery of This Repurchase Agreement. It (i) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to sell, assign and transfer the Existing Notes to be sold pursuant to, and to enter into, this Repurchase Agreement and perform all obligations required to be performed by the Holder or such Selling Holder under this Repurchase Agreement; and (ii) has duly authorized, executed and delivered this Repurchase Agreement. (b) Power to Perform Obligations and Bind Accounts; Survival of Authority. If the Holder is selling any Existing Notes or acquiring any of the Repurchase Consideration as a fiduciary or agent for one or more accounts (including any Accounts that are Selling Holders), then the Holder represents that it has (i) the requisite investment discretion with respect to each

6 such account necessary to effect the Repurchase; (ii) full power to make the representations, warranties and covenants set forth in this Section 5 on behalf of such account; and (iii) contractual authority with respect to each such account. All authority conferred in this Repurchase Agreement will survive the dissolution of the Holder, and any representation, warranty, undertaking and obligation of the Holder under this Repurchase Agreement will be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of the Holder. (c) No Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution and delivery by the Holder of, and the performance by the Holder and each Selling Holder of their obligations under, this Repurchase Agreement. (d) Ownership of Existing Notes. Each of the Selling Holders is and, immediately before the Closing, will be the beneficial owner of the Existing Notes set forth on Exhibit A. (e) Passage of Good Title; No Liens. When the Existing Notes are sold pursuant to this Repurchase Agreement, the Company will acquire good, marketable and unencumbered title to the Existing Notes, free and clear of all Liens. No proceeding relating to the Holder or any Selling Holder is pending or, to the knowledge of the Holder or such Selling Holder, is threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Holder’s or such Selling Holder’s right to transfer the Existing Notes to the Company. Such Existing Notes are unrestricted and freely tradeable (including pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)) and are free and clear of any restrictions on transfers, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. (f) Non-Contravention. The execution and delivery by the Holder and any Selling Holder of, and the performance by the Holder and any Selling Holder of its obligations under, this Repurchase Agreement, and the consummation of the Repurchase contemplated by this Repurchase Agreement, will not (i) contravene any law, rule or regulation binding on the Holder or such Selling Holder or any investment guideline or restriction applicable to the Holder or such Selling Holder; or (ii) constitute a breach or violation or result in a default under the organizational documents of the Holder or such Selling Holder or any material loan agreement, mortgage, lease or other agreement or instrument to which the Holder or such Selling Holder is a party or by which it is bound. (g) Jurisdiction of Residence. The Holder and each Selling Holder has its organizational domicile in the jurisdiction set forth on Exhibit A attached to the Repurchase Agreement. The Holder and each Selling Holder acknowledges that no person has been authorized to give any information or to make any representation concerning the Company or the Repurchase other than as contained in this Repurchase Agreement and the Current SEC Filings. The Company takes no responsibility for, and provides no assurance as to the reliability of, any other information that others may provide to the Holder or any Selling Holder. (h) No Investment, Tax or Other Advice. The Holder confirms that it and each Selling Holder is not relying on any statement (written or oral), representation or warranty made by, or on behalf of, the Company, Matthews South or any of their respective affiliates or agents as

7 investment, tax or other advice or as a recommendation to participate in the Repurchase and receive the Repurchase Consideration for the sale of Existing Notes. Neither the Company, Matthews South nor any of their respective affiliates or agents is acting or has acted as an advisor or fiduciary to the Holder or any Selling Holder in connection with the Repurchase or the decision whether to sell Existing Notes for the Repurchase Consideration. (i) Investment Decision Matters. In deciding to participate in the Repurchase, each of the Holder and the Selling Holders is not relying on the advice or recommendations of the Company or Matthews South, or their respective affiliates or agents, and has made its own independent decision that the terms of the Repurchase are suitable and appropriate for it. (j) Due Diligence. Each of the Holder and the Selling Holders has had the opportunity to conduct its own investigation of the Company. Each of the Holder and the Selling Holders has had access to and reviewed the Current SEC Filings and such other information concerning the Company it deems necessary to enable it to make an informed investment decision concerning the Repurchase. Each of the Holder and the Selling Holders has been offered the opportunity to ask questions of the Company and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Repurchase. (k) No Regulatory Agency Recommendation or Approval. Each of the Holder and the Selling Holders understands that no federal or state agency has made any recommendation or endorsement, or made any finding or determination concerning the fairness or advisability, or the consequences of, the Repurchase and this Repurchase Agreement. (l) Qualified Institutional Buyer Status. Each Selling Holder and each account for which it is acting is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Each of the Holder and the Selling Holders agrees to furnish any additional information reasonably requested by the Company or any of its affiliates or agents to assure compliance with applicable U.S. federal and state securities laws in connection with the Repurchase. (m) Mutual Negotiation. The Holder acknowledges that the terms of the Repurchase have been mutually negotiated between the Holder and the Company. The Holder was given a meaningful opportunity to negotiate the terms of the Repurchase. The Holder had a sufficient amount of time to consider whether to participate in the Repurchase, and neither the Company nor Matthews South, nor any of their respective affiliates or agents, has placed any pressure on the Holder to respond to the opportunity to participate in the Repurchase. The Holder’s and each Selling Holder’s participation in the Repurchase was not conditioned by the Company on the Holder or any Selling Holder’s sale of a minimum principal amount of Existing Notes for the Repurchase Consideration. (n) Financial Adviser Fee. The Holder acknowledges that it and each Selling Holder understands that the Company intends to pay Matthews South a fee in respect of the Repurchase. (o) Additional Documentation. The Holder will, upon request, execute and deliver, for itself and on behalf of any Selling Holder, any additional documents that the Company or the Existing Notes Trustee may reasonably request to complete the Repurchase.

8 (p) Bring-Down of Representations and Warranties. Except to the extent that the Holder notifies the Company in writing to the contrary at or before the Closing, each of the Holder’s representations and warranties, on behalf of itself and each Selling Holder, contained in this Repurchase Agreement will be deemed to have been reaffirmed and confirmed as of the Closing. (q) Settlement Instructions. No later than one (1) business day after the date hereof, the Holder agrees to deliver to the Company settlement instructions substantially in the form of Exhibit A attached to the Repurchase Agreement for each of the Selling Holders. (r) No Reliance on Matthews South. The Holder acknowledges and agrees that Matthews South has not acted as a financial advisor or fiduciary to the Holder or any Selling Holder and that Matthews South and its directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Holder or any Selling Holder, express or implied, with respect to the Company, the Existing Notes or the Repurchase Consideration or the accuracy, completeness or adequacy of the information provided to the Holder or any Selling Holder or any other publicly available information, nor will any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Holder or any Selling Holder. Section 6. Conditions to Obligations of the Company, the Holder and the Selling Holders. (a) Conditions to the Company’s Obligations. The obligation of the Company to deliver the Repurchase Consideration is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent: (i) the representations, warranties and covenants of the Holder, for itself and on behalf of the Selling Holders, in Section 5 hereof are true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing; and (ii) all covenants of the Holder or any Selling Holder in Section 5 to be performed at or before the Closing have been performed; and (iii) the conditions precedent set forth in Section 3(b)(iii)(2) and the receipt by the Company of a valid DWAC Withdrawal conforming to the requirements set forth in this Repurchase Agreement. (b) Conditions to the Holder’s Obligations. The obligation of the Holder, on behalf of the Selling Holders, to deliver (or cause to be delivered) the Existing Notes is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent: (i) the representations, warranties and covenants of the Company in Section 4 are true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing; and (ii) all covenants of the Company in Section 4 to be performed at or before the Closing have been performed. Section 7. Tax Matters. The Holder agrees that it shall obtain from each Selling Holder and deliver to the applicable withholding agent an accurately completed and duly executed IRS Form W-9 or applicable IRS Form W-8 (together with any applicable attachments), as appropriate, of each beneficial owner of the Selling Holder’s Existing Notes. The applicable

9 withholding agent shall be entitled to deduct and withhold from any consideration payable pursuant to this Repurchase Agreement such amounts as may be required to be deducted or withheld under applicable law; provided that no amount shall be withheld in respect of U.S. federal income taxes with respect to any consideration paid to a Selling Holder that has provided to the applicable withholding agent an accurately completed and duly executed IRS Form W-9 certifying that each beneficial owner of such Selling Holder’s Existing Notes is not subject to backup withholding of U.S. federal income tax or an accurately completed and duly executed appropriate series of IRS Form W-8 (together with any applicable attachments), as applicable, certifying that each beneficial owner is not a United States person for U.S. federal income tax purposes, other than any required withholding with respect to payments characterized as interest paid with respect to a beneficial owner that is not otherwise exempt from such withholding under applicable U.S. federal income tax law. Any such amounts withheld or deducted shall be treated for all purposes as having been paid to the beneficial owner to whom such amounts otherwise would have been paid and such amounts shall be remitted to the appropriate taxing authority. IRS Form W-9 and Form W-8 are available at www.irs.gov. Section 8. Miscellaneous. (a) Waiver; Amendment. Neither this Repurchase Agreement nor any provisions hereof may be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. (b) Assignability. Neither this Repurchase Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by either the Company, on the one hand, or the Holder or any Selling Holder, on the other hand, without the prior written consent of the other party. (c) Further Instruments and Acts. Each of the parties to this Repurchase Agreement agrees to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to more effectively carry out the purposes of this Repurchase Agreement. (d) Release. The Holder and each Selling Holder hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against the Company and its affiliates, officers, directors, employees, agents and representatives based upon, relating to or arising out of nondisclosure of any information or the Repurchase pursuant to the terms hereof. The Holder and each Selling Holder acknowledges that none of the Company or any of its directors, officers, subsidiaries or affiliates has made or makes any representations or warranties, whether express or implied, of any kind except as expressly set forth in this Repurchase Agreement. (e) Termination. This Repurchase Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of the parties hereto; (b) by the Company if there has been a material misrepresentation or a material breach of warranty by a Selling Holder in the representations and warranties set forth in this Repurchase Agreement or the Exhibits attached hereto; and (c) by the Holder if there has been a material misrepresentation or a material breach of

10 warranty by the Company in the representations and warranties set forth in this Repurchase Agreement or the Exhibits attached hereto. (f) Waiver of Jury Trial. EACH OF THE COMPANY, THE HOLDER AND THE SELLING HOLDERS IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS REPURCHASE AGREEMENT. (g) Governing Law. This Repurchase Agreement will be governed by and construed in accordance with the internal laws of the State of New York. (h) Section and Other Headings. The section and other headings contained in this Repurchase Agreement are for reference purposes only and will not affect the meaning or interpretation of this Repurchase Agreement. (i) Counterparts. This Repurchase Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which together will be deemed to be one and the same agreement. Delivery of an executed signature page to this Repurchase Agreement by email or other electronic transmission (including pdf format) will be effective as delivery of a manually executed counterpart hereof. (j) Notices. All notices and other communications to the Company provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party may have hereafter specified by notice in writing to the other): If to the Company: To: LivePerson, Inc. 530 7th Avenue Floor M1 New York, New York 10018 Attention: John Collins Monica Greenberg With a copy to (which shall not constitute notice): Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Attention: Daniel Bursky Mark Hayek If to the Holder or any Selling Holder, the address provided on the signature page hereto of the Holder.

11 (k) Binding Effect. The provisions of this Repurchase Agreement will be binding upon and accrue to the benefit of the parties hereto and the Selling Holders and their respective heirs, legal representatives, successors and permitted assigns. (l) Notification of Changes. The Holder covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Holder, made on behalf of itself and each Selling Holder, contained in this Repurchase Agreement to be false or incorrect. (m) Severability. If any term or provision of this Repurchase Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Repurchase Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. (n) Entire Agreement. This Repurchase Agreement, including all Exhibits hereto, constitutes the entire agreement of the parties hereto with respect to the specific subject matter covered hereby, and supersedes in their entirety all other agreements or understandings between or among the parties with respect to such specific subject matter. (o) Reliance by Matthews South. Matthews South, acting as financial advisor to the Company, may rely on each representation and warranty of the Company and of the Holder, made on behalf of itself and each Selling Holder, herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to Matthews South. Matthews South will be a third-party beneficiary of this Repurchase Agreement to the extent provided in this Section 8(o). [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this Repurchase Agreement have caused this Repurchase Agreement to be duly executed as of the date first written above. Holder: Legal Name By: Name: Title: Holder Address: Country (and, if applicable, State) of Residence: Taxpayer Identification Number: Telephone Number: Aggregate Principal Amount of Existing Notes to be Repurchased from All Selling Holders (must be an integral multiple of $1,000): $ ,000 LivePerson, Inc. By: Name: John Collins Title: Chief Financial Officer [Signature Page to Repurchase Agreement]

A-1 EXHIBIT A Selling Holder Information (Complete the Following Form for Each Selling Holder) Legal Name of Selling Holder: Aggregate principal amount of Existing Notes to be repurchased (must be an integral multiple of $1,000) $ ,000 Selling Holder’s Address: Telephone: Country (and, if applicable, State of Residence: Taxpayer Identification Number: Account for Existing Notes DTC Participant Number: DTC Participant Name: DTC Participant Phone Number: DTC Participant Contact Email: Wire Instructions for Repurchase Consideration Bank Routing #: SWIFT Code: Bank Address: Account Number: Account Name:

B-1 EXHIBIT B Repurchase Procedures NOTICE TO HOLDER Attached are delivery instructions for the settlement of the repurchase (the “Repurchase”) of the 0.750% Convertible Senior Notes due 2024 (the “Existing Notes”) of LivePerson, Inc. (the “Company”) for cash (the “Repurchase Consideration”), pursuant to the Repurchase Agreement, dated as of March 21, 2023, between you and the Company, which is expected to occur on March 23, 2023. To ensure timely settlement, please follow the instructions set forth on the following page. Your failure to comply with the attached instructions may delay your receipt of the Repurchase Consideration. If you have any questions, please contact ******** of Matthews South at *****. Thank you.

B-2 Delivery of the Existing Notes You must direct the eligible DTC participant through which you hold a beneficial interest in the Existing Notes to post on March 23, 2023, no later than 9:30 a.m., New York City time, withdrawal instructions through DTC via DWAC for the aggregate principal amount of Existing Notes set forth in Exhibit A of the Repurchase Agreement to be repurchased. It is important that this instruction be submitted and the DWAC posted on March 23, 2023; if it is posted before March 23, 2023, then it will expire unaccepted and will need to be re-posted on March 23, 2023. Closing On March 23, 2023, after the Company receives your Existing Notes and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to Closing as set forth in your Repurchase Agreement, the Company will pay the Repurchase Consideration in accordance with the delivery instructions above.

C-1 EXHIBIT C Tax Matters Under U.S. federal income tax law, a Selling Holder who sells Existing Notes for the Repurchase Consideration generally must provide the applicable withholding agent with the correct taxpayer identification number (“TIN”) on IRS Form W-9 (attached hereto) or otherwise establish a basis for exemption from backup withholding for each beneficial owner of the Selling Holder’s Existing Notes. A TIN is generally a beneficial owner’s Social Security number or employer identification number. If the correct TIN is not provided, the Selling Holder or its beneficial owner may be subject to a $50 penalty imposed by the IRS. In addition, certain payments may be subject to backup withholding of U.S. federal income tax (currently set at 24% of the payment). If a Selling Holder is required to provide a TIN of a beneficial owner but does not have the TIN, the Selling Holder should consult its tax advisor regarding how to obtain a TIN. Certain beneficial owners are not subject to these backup withholding and reporting requirements. A beneficial owner that is a U.S. person for U.S. federal income tax purposes will not be subject to backup withholding if the applicable withholding agent receives an IRS Form W-9 certifying that such beneficial owner is not subject to backup withholding. Non-U.S. beneficial owners generally may establish their status as exempt from backup withholding by submitting to the applicable withholding agent a properly completed applicable IRS Form W-8 (available at www.irs.gov), signed, under penalties of perjury, attesting to such Selling Holder’s foreign status, together with any applicable attachments. U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. The Selling Holders are urged to consult their tax advisors regarding how to complete the appropriate forms with respect to the beneficial owners of the Existing Notes and to determine whether such beneficial owners are exempt from backup withholding or other withholding taxes.